UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 2, 2005
Kansas City Southern
(Exact name of registrant as specified in its charter)

Delaware	1-4717	44-0663509
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

427 West 12th Street, Kansas City, Missouri	64105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	816-983-1303
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Kansas City Southern (“the Company”, “KCS”) is furnishing under Item 2.02 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the Company’s press release, dated November 2, 2005, announcing the Company’s quarter and year to date ending September 30, 2005 earnings and operating results. Included in Exhibit 99.1 are schedules regarding certain financial information discussed during the Company’s third quarter and year to date September 30, 2005 analyst presentation and conference call.
The information included in this Item 2.02, and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934 as amended (the “Exchange Act”). Unless expressly incorporated into a filing of KCS under the Securities Act of 1933, or the Exchange Act made after the date hereof, the information contained in this item 2.02 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of KCS, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits

99.1	Press Release dated November 2, 2005 issued by Kansas City Southern entitled “Strong Pre-Hurricane U.S. Operations Growth and Positive Mexican Developments Highlight Kansas City Southern's 2005 Third Quarter Results”.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern
November 7, 2005	By:	James S. Brook
		Name:	James S. Brook
		Title:	Vice President and Comptroller (Principal Accounting Officer)

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated November 2, 2005 issued by Kansas City Southern entitled “Strong Pre-Hurricane U.S. Operations Growth and Positive Mexican Developments Highlight Kansas City Southern's 2005 Third Quarter Results”.